                              LOOMIS SAYLES FUNDS

                           SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or
     (S) 240.14a-12

                              LOOMIS SAYLES FUNDS
                              -------------------
               (Name of Registrant as Specified In Its Charter)

                              LOOMIS SAYLES FUNDS
                              -------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:
                      -------------

                               LOOMIS SAYLES FUNDS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the Loomis Sayles Funds:

     A Special Meeting of the shareholders of the Loomis Sayles Funds, a Massachusetts business trust (the "Trust"), will be held on [April 28, 2000] at 11:00 a.m. Boston time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

1.   To elect Trustees.  (Part I of the Proxy Statement.)

2. To authorize the Board of Trustees to change each Fund's investment objective without shareholder approval. (Part II of the Proxy Statement.)

3. To change the Funds' fundamental investment restriction relating to making loans of portfolio securities. (For each Fund other than Loomis Sayles Aggressive Growth Fund, Loomis Sayles Emerging Markets Fund, Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Mid-Cap Value Fund and Loomis Sayles Small Cap Growth Fund.)

4. To change the Funds' fundamental investment restriction relating to borrowing.

5. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on [February 29, 2000] are entitled to notice of and to vote at the meeting.


                              By Order of the Trustees



                              Sheila M. Barry
                              Secretary
[March 13, 2000]


                    WE URGE YOU TO MARK, SIGN, DATE AND MAIL
                   THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE
                   SO YOU WILL BE REPRESENTED AT THE MEETING.

                         SPECIAL MEETING OF SHAREHOLDERS

                               LOOMIS SAYLES FUNDS
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111

                                 PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF LOOMIS SAYLES FUNDS (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on [April 28, 2000] and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on [February 29, 2000] (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding ___________ shares of the Trust consisting of the following number of shares of each of the following series ("Funds"):

                                                             Outstanding Shares
          Fund                                             as of the Record Date
          ----                                             ---------------------
          Loomis Sayles Aggressive Growth Fund ...........
          Loomis Sayles Bond Fund ........................
          Loomis Sayles Core Value Fund ..................
          Loomis Sayles Emerging Markets Fund ............
          Loomis Sayles Global Bond Fund .................
          Loomis Sayles Global Technology Fund ...........
          Loomis Sayles Growth Fund ......................
          Loomis Sayles High Yield Fund ..................
          Loomis Sayles Intermediate Maturity Bond Fund ..
          Loomis Sayles International Equity Fund ........
          Loomis Sayles Investment Grade Bond Fund .......
          Loomis Sayles Managed Bond Fund ................
          Loomis Sayles Mid-Cap Value Fund ...............
          Loomis Sayles Municipal Bond Fund ..............
          Loomis Sayles Short-Term Bond Fund .............
          Loomis Sayles Small Cap Growth Fund ............
          Loomis Sayles Small Cap Value Fund .............
          Loomis Sayles U.S. Government Securities Fund ..
          Loomis Sayles Worldwide Fund ...................

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

     The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about [March 13, 2000]. A copy of the Annual Report of the Trust for its most recent fiscal year ended September 30, 1999, including financial statements, can be obtained without charge by writing to Loomis Sayles at One Financial Center, Boston, Massachusetts 02111 or by calling (800) 633-3330.

     Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. IF NO INSTRUCTIONS ARE MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES NAMED BELOW AND FOR THE MATTERS SPECIFIED IN THE PROXY. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of Loomis Sayles and its affiliates [D.F. King]. The cost of the solicitation will be borne by the Trust.

                             1. ELECTION OF TRUSTEES

     The Trustees have fixed at five the number of Trustees for election at the Meeting. All nominees, except Paul G. Chenault, are presently Trustees of the Trust and have been Trustees since the year indicated below. The nominees for Trustees who are proposed for election at the Meeting and Mr. Finlayson who is currently a Trustee, their ages and a description of their principal occupations during the past five years are set forth below.

Name of                               Year         Principal Occupations
Trustee or Nominee            Age    Elected        for Last Five Years
------------------            ---    -------        -------------------

*Daniel J. Fuss.............   66     1995      President of the Trust. Vice
                                                Chairman and Director, Loomis,
                                                Sayles & Company, L.P. ("Loomis
                                                Sayles")

Michael T. Murray...........   69     1991      Retired; formerly Vice
                                                President, Loomis Sayles.

Richard S. Holway...........   73     1991      Retired; prior to October, 1988,
                                                Senior Vice President, Loomis
                                                Sayles.

Joseph Alaimo...............   69    [1999]/1/  President, Wintrust Asset
                                                Management Company

--------------

/1/ Mr. Alaimo was appointed by the Trustees to fill a vacancy on August 2, 1999.

Name of                               Year         Principal Occupations
Trustee or Nominee            Age    Elected        for Last Five Years
------------------            ---    -------        -------------------

Paul G. Chenault(1).........   66      N/A      Retired; Trustee of Variable
                                                Investors Series Trust. From
                                                August, 1997 to September 1997,
                                                Vice President of Loomis Sayles
                                                and prior to October, 1995,
                                                Senior Vice President and Chief
                                                Investment Officer, XL Capital
                                                Ltd., Hamilton, Bermuda

--------------

 * Interested person (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Trust. Mr. Fuss is deemed "interested persons" of the Trust and Loomis Sayles by virtue of their positions as officers of Loomis Sayles.

(1)  Not currently a Trustee

     The terms of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than five. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (the "1940 Act"),
(i) the Trust will hold a shareholder's meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

     The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or Loomis Sayles (the "Independent Trustees") perform the functions of an audit, nominating and contract review committee. Their responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the Independent Trustees have responsibility for the nomination of other Independent Trustees, and review and make recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to it by the Board.

     No Trustee or Nominee purchased or sold any securities of Loomis Sayles or its parents or subsidiaries during fiscal 1999. The table below shows the shares of the Trust held as of February 29, 2000 by (i) each person who is known to the Trust to own beneficially more than 5% of the outstanding shares of the Trust, (ii) each nominee and current Trustee of the Trust and (iii) all Trustees and officers of the Trust as a group. Unless otherwise noted, each of the stockholders named below has sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.


                                      Ownership of
                                     Shares of the           Percent
Trustees and Nominees             Trust as of 2/29/00       of Shares
---------------------             -------------------       ---------

Daniel J. Fuss..............          ___________(1)             *

Richard S. Holway...........          ___________(2)             *

Terry R. Lautenbach.........          ___________(3)             *

Michael T. Murray...........          ___________(4)             *

Joseph Alaimo...............          ___________(5)             *

Paul G. Chenault............          ___________(6)             *

All trustees and officers
   as a group (22 persons)..          ___________(7)          ____

---------------

 *   Less than 1%

(1) Includes ____________ shares of the Growth Fund, __________ shares of the Small Cap Fund, __________ shares of the International Equity Fund, ___________ shares of the Bond Fund and __________ shares of the Municipal Bond Fund, ___________ shares of the Loomis Sayles Aggressive Growth Fund, _______ shares of the Loomis Sayles Bond Fund, _________ shares of the Loomis Sayles Core Value Fund, ___________ shares of the Loomis Sayles Emerging Markets Fund, ___________ shares of the Loomis Sayles Global Bond Fund, ___________ shares of the Loomis Sayles Global Technology Fund, _____________ shares of the Loomis Sayles Growth Fund, _____________ shares of the Loomis Sayles High Yield Fund, __________ shares of the Loomis Sayles Intermediate Maturity Bond Fund, ___________ shares of the Loomis Sayles International Equity Fund, ___________ shares of the Loomis Sayles Investment Grade Bond Fund, ___________ shares of the Loomis Sayles Mid-Cap Value Fund, ___________ shares of the Loomis Sayles Municipal Bond Fund, ___________ shares of the Loomis Sayles Short-Term Bond Fund, ___________ shares of the Loomis Sayles Small Cap Growth Fund, ___________ shares of the Loomis Sayles Small Cap Value Fund, ___________ shares of the Loomis Sayles U.S. Government Securities Fund, and ____________ shares of the Loomis Sayles Worldwide Fund. [These amounts include shares owned by individual retirement accounts for Mr. Fuss' benefit, shares owned by Mr. Fuss as custodian for his children and shares owned jointly by Mr. Fuss and his wife.]

(2) Includes _________ shares of the Small Cap Fund and _______ shares of the International Equity Fund, ___________ shares of the Loomis Sayles Aggressive Growth Fund, _______ shares of the Loomis Sayles Bond Fund, _________ shares of the Loomis Sayles Core Value Fund, ___________ shares of the Loomis Sayles Emerging Markets Fund, ___________ shares of the Loomis Sayles Global Bond Fund, ___________ shares of the Loomis Sayles Global Technology Fund, _____________ shares of the Loomis Sayles Growth Fund, _____________ shares of the Loomis Sayles High Yield Fund, __________ shares of the Loomis Sayles Intermediate Maturity Bond Fund, ___________ shares of the Loomis Sayles International Equity Fund, ___________ shares of the Loomis Sayles Investment Grade Bond Fund, ___________ shares of the Loomis Sayles Mid-Cap Value Fund, ___________ shares of the Loomis Sayles Municipal Bond Fund, ___________ shares of the Loomis Sayles Short-Term Bond Fund, ___________ shares of the Loomis Sayles Small Cap Growth Fund, ___________ shares of the Loomis Sayles Small Cap Value Fund, ___________ shares of the Loomis Sayles U.S. Government Securities Fund, and ____________ shares of the Loomis Sayles Worldwide Fund.

(3) Includes _________ shares of the Small Cap Fund and __________ shares of the Municipal Bond Fund, ___________ shares of the Loomis Sayles Aggressive Growth Fund, _______ shares of the Loomis Sayles Bond Fund, _________ shares of the Loomis Sayles Core Value Fund, ___________ shares of the Loomis Sayles Emerging Markets Fund, ___________ shares of the Loomis Sayles Global Bond Fund, ___________ shares of the Loomis Sayles Global Technology Fund, _____________ shares of the Loomis Sayles Growth Fund, _____________ shares of the Loomis Sayles High Yield Fund, __________ shares of the Loomis Sayles Intermediate Maturity Bond Fund, ___________ shares of the Loomis Sayles International Equity Fund, ___________ shares of the Loomis Sayles Investment Grade Bond Fund, ___________ shares of the Loomis Sayles Mid-Cap Value Fund, ___________ shares of the Loomis Sayles Municipal Bond Fund, ___________ shares of the Loomis Sayles Short-Term Bond Fund, ___________ shares of the Loomis Sayles Small Cap Growth Fund, ___________ shares of the Loomis Sayles Small Cap Value Fund, ___________ shares of the Loomis Sayles U.S. Government Securities Fund, and ____________ shares of the Loomis Sayles Worldwide Fund. [These amounts include securities owned jointly by Mr. Holway and his wife.]

(4) Includes _______ shares of the Growth Fund, _______shares of the Growth & Income Fund, ________ shares of the Small Cap Fund, _________ shares of the International Equity Fund, ________ shares of the Global Bond Fund, _________ Shares of the Bond Fund, ________ shares of the Municipal Bond Fund and ________ shares of the U.S. Government Securities Fund, ___________ shares of the Loomis Sayles Aggressive Growth Fund, _______ shares of the Loomis Sayles Bond Fund, _________ shares of the Loomis Sayles Core Value Fund, ___________ shares of the Loomis Sayles Emerging Markets Fund, ___________ shares of the Loomis Sayles Global Bond Fund, ___________ shares of the Loomis Sayles Global Technology Fund,
     _____________ shares of the Loomis Sayles Growth Fund, _____________ shares of the Loomis Sayles High Yield Fund, __________ shares of the Loomis Sayles Intermediate Maturity Bond Fund, ___________ shares of the Loomis Sayles International Equity Fund, ___________ shares of the Loomis Sayles Investment Grade Bond Fund, ___________ shares of the Loomis Sayles Mid-Cap Value Fund, ___________ shares of the Loomis Sayles Municipal Bond Fund, ___________ shares of the Loomis Sayles Short-Term Bond Fund, ___________ shares of the Loomis Sayles Small Cap Growth Fund, ___________ shares of the Loomis Sayles Small Cap Value Fund, ___________ shares of the Loomis Sayles U.S. Government Securities Fund, and ____________ shares of the Loomis Sayles Worldwide Fund.

(5) Includes _________ shares of the Growth & Income Fund, __________ shares of the International Equity Fund, __________ shares of the Bond Fund, _________ shares of the Municipal Bond Fund and __________ shares of the Short-Term Bond Fund, ___________ shares of the Loomis Sayles Aggressive Growth Fund, _______ shares of the Loomis Sayles Bond Fund, _________ shares of the Loomis Sayles Core Value Fund, ___________ shares of the Loomis Sayles Emerging Markets Fund, ___________ shares of the Loomis Sayles Global Bond Fund, ___________ shares of the Loomis Sayles Global Technology Fund, _____________ shares of the Loomis Sayles Growth Fund, _____________ shares of the Loomis Sayles High Yield Fund, __________ shares of the Loomis Sayles Intermediate Maturity Bond Fund, ___________ shares of the Loomis Sayles International Equity Fund, ___________ shares of the Loomis Sayles Investment Grade Bond Fund, ___________ shares of the Loomis Sayles Mid-Cap Value Fund, ___________ shares of the Loomis Sayles Municipal Bond Fund, ___________ shares of the Loomis Sayles Short-Term Bond Fund, ___________ shares of the Loomis Sayles Small Cap Growth Fund, ___________ shares of the Loomis Sayles Small Cap Value Fund, ___________ shares of the Loomis Sayles U.S. Government Securities Fund, and ____________ shares of the Loomis Sayles Worldwide Fund. [These amounts include securities owned jointly by Mr. Murray and his wife.]

(6) Includes __________ shares of the Growth Fund, ____________ shares of the Growth & Income Fund, ___________ shares of the Small Cap Fund, ___________ shares of the International Equity Fund, _________ shares of the Global Bond Fund, ____________ Shares of the Bond Fund, __________ shares of the Municipal Bond Fund, ___________ shares of the U.S. Government Securities Fund and __________
     shares of the Short-Term Bond Fund, ___________ shares of the Loomis Sayles Aggressive Growth Fund, _______ shares of the Loomis Sayles Bond Fund, _________ shares of the Loomis Sayles Core Value Fund, ___________ shares of the Loomis Sayles Emerging Markets Fund, ___________ shares of the Loomis Sayles Global Bond Fund, ___________ shares of the Loomis Sayles Global Technology Fund, _____________ shares of the Loomis Sayles Growth Fund, _____________ shares of the Loomis Sayles High Yield Fund, __________ shares of the Loomis Sayles Intermediate Maturity Bond Fund, ___________ shares of the Loomis Sayles International Equity Fund, ___________ shares of the Loomis Sayles Investment Grade Bond Fund, ___________ shares of the Loomis Sayles Mid-Cap Value Fund, ___________ shares of the Loomis Sayles Municipal Bond Fund, ___________ shares of the Loomis Sayles Short-Term Bond Fund, ___________ shares of the Loomis Sayles Small Cap Growth Fund, ___________ shares of the Loomis Sayles Small Cap Value Fund, ___________ shares of the Loomis Sayles U.S. Government Securities Fund, and ____________ shares of the Loomis Sayles Worldwide Fund. [These amounts include shares owned of record by the Profit Sharing Plan for the accounts of employees and former employees of Loomis Sayles who are Trustees or officers of the Trust.]

     In 1999 the Trust held four Board meetings. Each of the Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $1,250 per Fund per annum and is reimbursed for travel expenses in connection with attendance at meetings./2/ The Trust pays no compensation to its officers or to Trustees who are affiliated with Loomis Sayles. The following table sets forth the compensation received by the Trustees during fiscal 1999:

----------

/2/  Mr. Alaimo attended the only Board meeting held after his appointment.

                                    COMPENSATION TABLE
                           for the year ended September 30, 1999
=====================================================================================================
      (1)                      (2)                (3)              (4)                   (5)
                                                                                        Total
                                              Pension or        Estimated           Compensation
                            Aggregate     Retirement Benefits     Annual           From Trust and
 Name of Person,          Compensation    Accrued as Part of   Benefits Upon        Fund Complex*
    Position               from Trust        Fund Expenses      Retirement         Paid to Trustee
=====================================================================================================

Joseph Alaimo,              $ 5,312.50            N/A               N/A               $ 5,312.50
Trustee

Earl W. Foell,              $21,562.50            N/A               N/A               $21,562.50
Former Trustee

Richard S. Holoway,         $21,562.50            N/A               N/A               $21,562.50
Trustee

Michael T. Murray,          $21,562.50            N/A               N/A               $21,562.50
Trustee

Daniel J. Fuss,             $     0               N/A               N/A               $     0
Trustee


* No Trustee receives any compensation from any funds affiliated with Loomis Sayles, other than the Trust.

     The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     No Trustee or nominee other than Mr. Fuss owns securities of or has or had during the past five years any other material direct or indirect interest in Loomis Sayles or any person controlling, controlled by, or under common control with Loomis Sayles other than as an employee or officer of such.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THE ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

REQUIRED VOTE. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the nominees as Trustees.

                    2. AUTHORIZATION OF THE BOARD OF TRUSTEES
                   TO CHANGE EACH FUND'S INVESTMENT OBJECTIVE
                          WITHOUT SHAREHOLDER APPROVAL

     The investment objective of each Fund is currently "fundamental" (i.e., cannot be changed without approval by the Fund's shareholders). Because Loomis Sayles Funds, as a Massachusetts business trust, is not required to hold annual stockholder meetings, a Fund's investment objective could not currently be changed without incurring the expense of calling a special meeting of its shareholders. The proposed change would make each Fund's investment objective non-fundamental, which the Trustees believe would enhance the Fund's ability to respond to changing market conditions without incurring shareholder meeting expenses.

     Although, if passed, the resolution would authorize them to do so, the Trustees do not presently intend to change the investment objective of any Fund other than the Loomis Sayles Short-Term Bond Fund. The Trustees have approved, subject to approval of this proposal by shareholders of the Loomis Sayles Short-Term Bond Fund, the elimination from the Fund's current investment objective, "high total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value," of the phrase "with relatively low fluctuation in net asset value" to permit the Fund to seek higher yield.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE THE CHANGING OF EACH FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL.

REQUIRED VOTE. For each Fund, the vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy is required to approve this proposal.

                       3. CHANGING THE FUNDS' FUNDAMENTAL
                       INVESTMENT RESTRICTION WITH RESPECT
                    TO MAKING LOANS OF PORTFOLIO SECURITIES.

     (For each Fund other than Loomis Sayles Aggressive Growth Fund, Loomis Sayles Emerging Markets Fund, Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Mid-Cap Value Fund and Loomis Sayles Small Cap Growth Fund.)

     Each Fund (other than the six Funds identified above) is currently subject to a fundamental investment restriction prohibiting the Fund from making loans. Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral. Loomis Sayles believes that securities lending may provide an attractive opportunity for a Fund to earn additional income. Accordingly, the proposal would amend the restriction to provide that each Fund may not make loans, except that each Fund may lend its portfolio securities to the extent permitted under the 1940 Act./3/

Only the Loomis Sayles International Equity Fund currently intends to engage in securities lending if the proposal is approved, although each of the Funds may choose to do so in the future.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE THE CHANGING OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS OF PORTFOLIO SECURITIES.

REQUIRED VOTE. For each Fund, the vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy is required to approve this proposal.

                  4. CHANGING THE FUNDS' FUNDAMENTAL INVESTMENT
                     RESTRICTION WITH RESPECT TO BORROWING.

     Each Fund is currently subject to a fundamental investment restriction prohibiting the Fund from borrowing money in excess of the lesser of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), and then only as a temporary measure for extraordinary or emergency purposes. Loomis Sayles believes that additional flexibility to borrow money may enhance the Funds' ability to respond to changing market conditions. For example, a Fund may find it advantageous to borrow in an amount greater than 10% of its assets to meet redemption requests. Accordingly, the proposal would amend the restriction to provide that each Fund may borrow money to the extent permitted under the 1940 Act.

     If the proposal is approved, the Funds expect to adopt a non-fundamental investment policy permitting them to borrow money only up to 20% of net assets and only for temporary and emergency purposes, except that each of the Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and Loomis Sayles Global Technology Fund may also borrow up to 10% of net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE CHANGING EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING.


----------

/3/ For purposes of this restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.

REQUIRED VOTE. For each Fund, the vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy is required to approve this proposal.

                              5. OTHER INFORMATION

     The following table lists the executive officers of the Trust and their ages. Each such person has been elected to the indicated office by the Trust's Trustees. Each such person's principal occupation is as an employee or officer of Loomis Sayles, the Trust's adviser. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.


     JOSEPH ALAIMO (69)--Trustee. 727 N. Bank Lane, Lake Forest, Illinois. President, Wintrust Asset Management Company.

     RICHARD S. HOLWAY (73)--Trustee. 1314 Seaspray Lane, Sanibel, Florida. Retired. Formerly Vice President, Loomis Sayles. Director, Sandwich Cooperative Bank.

     MICHAEL T. MURRAY (69)--Trustee. 404 N. Western Ave., Lake Forest, Illinois. Retired. Formerly Vice President, Loomis Sayles.

     DANIEL J. FUSS (66)--President and Trustee. Vice Chairman and Director, Loomis Sayles.

     ROBERT J. BLANDING (52)--Executive Vice President. 555 California Street, San Francisco, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

     MARK W. HOLLAND (50)--Treasurer. Vice President, Finance and Administration and Director, Loomis Sayles.

     SHEILA M. BARRY (54)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

     DAWN M. ALSTON-PAIGE (35)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     MARK BARIBEAU (40)--Vice President. Vice President, Loomis Sayles.

     JAMES C. CARROLL (49)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly Managing Director and Senior Energy Analyst at Paine Webber, Inc.

     PAMELA N. CZEKANSKI (41)--Vice President. Vice President, Loomis Sayles.

     E. JOHN DEBEER (61)--Vice President. Vice President, Loomis Sayles.

     RODERICK H. DILLON, JR. (43)--Vice President. 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, DC. Vice President, Loomis Sayles.

     WILLIAM H. EIGEN, JR. (62)--Vice President. Vice President, Loomis Sayles. Formerly Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

     CHRISTOPHER R. ELY (44)--Vice President. Vice President, Loomis Sayles. Formerly Senior Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

     QUENTIN P. FAULKNER (60)--Vice President. Vice President, Loomis Sayles.

     PHILIP C. FINE (50)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

     KATHLEEN C. GAFFNEY (38)--Vice President. Vice President, Loomis Sayles.

     JOSEPH R. GATZ (37)--Vice President. Vice President, Loomis Sayles.

     ISAAC GREEN (38)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Executive Vice President and Director, Loomis Sayles.

     DEAN A. GULIS (44)--Vice President. Vice President, Loomis Sayles.

     MARTHA F. HODGMAN (48)--Vice President. Vice President, Loomis Sayles.

     JOHN HYLL (45)--Vice President. 555 California Street, San Francisco, California.

     ART LUTSCHAUNIG ( )--Vice President. [                      ].

     JEFFREY L. MEADE (49)--Vice President. Executive Vice President, Chief Operating Officer and Director, Loomis Sayles.

     ESWAR MENON (35)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management, Equity Analyst at Koaneman Capital Management, and Senior Engineer at Integrated Device Technology.

     ALEX MUROMCEW (36)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management and Investment Analyst at Teton Partners, L.P.

     KENT P. NEWMARK (61)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner and Director, Loomis Sayles.

     BRUCE G. PICARD, JR. (30)--Vice President. Vice President, Loomis Sayles.

     LAUREN B. PITALIS (39)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Assistant Secretary, Harris Associates Investment Trust.

     RICHARD D. SKAGGS (44)--Vice President. Vice President, Loomis Sayles.

     DAVID L. SMITH (46)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

     SANDRA P. TICHENOR (50)--Vice President. 555 California Street, San Francisco, California. General Counsel, Executive Vice President, Secretary and Clerk, Loomis Sayles. Formerly Partner, Heller, Ehrman, White & McAuliffe.

     JOHN TRIBOLET (29)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas-Applegate Capital Management, MBA student at the University of Chicago, and investment banker, most recently at PaineWebber, Inc.

     JEFFREY W. WARDLOW (39)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     GREGG D. WATKINS (51)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     ANTHONY J. WILKINS (57)--Vice President. Executive Vice President and Director, Loomis Sayles.

     Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The Trust pays no compensation to its officers.

     Loomis Sayles serves as investment adviser to the Funds, and Loomis Sayles Distributors, L.P. (the "Distributor") serves as distributor of the Funds. The address of Loomis Sayles and the Distributor is One Financial Center, Boston, Massachusetts 02111.

     As of [February 29, 2000], the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the following Funds: [TO BE UPDATED]

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES AGGRESSIVE
  GROWTH FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco,  CA  94104


LOOMIS SAYLES BOND FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

National Financial Services Corp.           200 Liberty St.                     %
FEBO Customers                              One World Financial Center
                                            New York, NY  10281

LOOMIS SAYLES CORE VALUE
  FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104


                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
US Bank National Association (Custodian)    P.O. Box 64010                      %
Green Tree Financial Corp                   St. Paul, MN  55164
Equity Income Trust
Mutual Funds #21739732

Asbestos Workers Local                      c/o Loomis Sayles & Co. Inc.        %
#84 Pension Fund                            1533 North Woodward,
                                            Suite 300
                                            Bloomfield Hills, MI  48304

John W. George, Trustee                     590 Renaud                          %
John W. George Trust                        Grosse Pointe, MI  48236
U/A/D 12/6/90


LOOMIS SAYLES EMERGING
   MARKETS FUND

Loomis Sayles & Co., L.P.                   One Financial Center                %
                                            Boston, MA  02111


LOOMIS SAYLES GLOBAL BOND FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

Norwest Bank MN NA                          P.O. Box 1533                       %
FBO Desert States UFCW Union                Minneapolis, MN  55480
Employees Pension AC#13279801

Fleet National Bank TTEE                    P.O. Box 92800                      %
Kaman Corp Master Trust Fixed               Rochester, NY  14692
Income Fund U/A/D 10-1-96
Attn A/C# 0004884410

San Diego Transit Pension Plan              P.O. Box 2511                       %
                                            San Diego, CA  92112

BNY Clearing Services LLC Wrap Account      111 E. Kilbourn Ave.                %
                                            Milwaukee, WI  53202

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES GROWTH FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

National City Bank Columbus (Trustee)       P.O. Box 94984                      %
Columbus Distributing Co. PSP               Cleveland, Ohio  44101


LOOMIS SAYLES HIGH YIELD FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

Daniel J. Fuss                              44 Longfellow Road                  %
                                            Wellesley, MA  02181

LOOMIS SAYLES
  INTERMEDIATE MATURITY
  BOND FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

Pacific Century Trust (Agent)               P.O. Box 1930                       %
Hawaii Sheet Metal Workers                  Honolulu, HI  96805
Health & Welfare Fund

Pomona College                              Alexander Hall                      %
                                            550 N. College Ave.
                                            Claremont, CA  91711

LOOMIS SAYLES
  INTERNATIONAL EQUITY FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

Comerica Bank FBO                           P.O. Box 75000, MC 3446             %
City of Livonia Employee                    Detroit, MI  48275
Retirement System A/C 02 01 100 0302406

Church Mutual Insurance Co.                 3000 Schuster Lane                  %
                                            Merrill, WI  54452

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES
 INVESTMENT GRADE BOND FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

Pomona College                              Alexander Hall                      %
                                            550 N. College Ave.
                                            Claremont, CA  91711

Daniel J. Fuss                              44 Longfellow Road                  %
                                            Wellesley, MA  02481

Rosemary B. Fuss                            44 Longfellow Road                  %
                                            Wellesley, MA  02481


LOOMIS SAYLES MID-CAP VALUE FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

John W. George, Jr. Trustee                 590 Renaud                          %
John W. George, Jr. Trust                   Grosse Pointe, MI  48236
U/A/D 12/6/90


LOOMIS SAYLES MUNICIPAL BOND
  FUND

John W. George Jr. Trustee                  590 Renaud                          %
John W. George Jr. Trust                    Grosse Pointe, MI  48236
U/A/D 12/6/90

Ann A. Morris Trustee                       1842 Nugent Sound Road              %
Ann A. Morris Trust                         Lummi Island, WA  98262


The Charles Schwab Corp.                    101 Montgomery Street               %
                                            San Francisco, CA  94104

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES SHORT-TERM
  BOND FUND

NFSC FEBO Customers                         200 Liberty                         %
                                            One World Financial Center
                                            New York, NY  10281

John W. George Jr. Trustee                  590 Renaud                          %
John W. George Trust                        Grosse Pointe, MI  48236
U/A/D

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104


LOOMIS SAYLES SMALL CAP
   GROWTH FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

National Financial Services Corp.           200 Liberty Street                  %
FEBO Customers                              One World Financial Center
                                            New York, NY  10281

LOOMIS SAYLES SMALL CAP
   VALUE FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

Smith Barney Inc.                           388 Greenwich St.                   %
00109801250                                 New York, NY  10001

LOOMIS SAYLES U.S.
  GOVERNMENT SECURITIES FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

National City Bank Columbus (Trustee)       P.O. Box 94984                      %
Columbus Distributing Co. PSP               Cleveland, OH  44101

LOOMIS SAYLES WORLDWIDE FUND

The Charles Schwab Corp.                    101 Montgomery St.                  %
                                            San Francisco, CA  94104

                               RETAIL CLASS SHARES

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty Street                %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

BOND FUND

National Financial Services Corp.             200 Liberty Street                %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

LOOMIS SAYLES CORE VALUE FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty Street                %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

Whitelaw & Co. New Plan Worlds                P.O. Box 94984                    %
c/o National City Bank                        Cleveland, OH  44101

State Street Bank & Trust Company             Harbor House 400                  %
Custodian for the IRA of Gerald L. Hindman    Key Largo, FL  33037

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES GLOBAL BOND FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty St.                   %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

National Investor Services Corp.              55 Water St.                      %
FEBO Customers                                New York, NY  10041

LOOMIS SAYLES GROWTH FUND

Angelo V. Glorioso                            225 Summit Dr.                    %
                                              Pittsburgh, PA  15238

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

Whitelaw & Co. New Plan Worlds                P.O. Box 94984                    %
c/o National City Bank                        Cleveland, OH  44101


LOOMIS SAYLES
  INTERMEDIATE MATURITY BOND FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

Donaldson Lufkin & Jenrette                   P.O. Box 2052                     %
Securities Corp. Inc.                         Jersey City, NJ  07303

LOOMIS SAYLES
  INTERNATIONAL EQUITY FUND

National Investor Services Corp.              55 Water St.                      %
FEBO Customers                                New York, NY  10041

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty St.                   %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281


                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

Donaldson Lufkin & Jenrette                   P.O. Box 2052                     %
Securities Corp. Inc.                         Jersey City, NJ  07303

National Financial Services Corp.             200 Liberty St.                   %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

LOOMIS SAYLES MID-CAP VALUE FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

Donaldson Lufkin & Jenrette                   P.O. Box 2052                     %
Securities Corp. Inc.                         Jersey City, NJ  07303

Fiserv Security Inc.                          One Commerce Square               %
                                              2005 Market St.
                                              Philadelphia, PA  19103

National Financial Services Corp.             200 Liberty St.                   %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

LOOMIS SAYLES SHORT-TERM BOND FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty St.                   %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

Donaldson Lufkin & Jenrette                   P.O. Box 2052                     %
Securities Corp. Inc.                         Jersey City, NJ  07303

National Investor Services Corp.              55 Water St.                      %
FEBO Customers                                New York, NY  10041

E. Scott Glacken                              9221 Vendome Dr.                  %
Z. Margaret Glacken                           Bethesda, MD  20817
JT WROS

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES SMALL CAP GROWTH FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

Chase Manhattan Bank (Trustee)                770 Broadway, Floor 10            %
MetLife Defined Contribution Group            New York, NY  10003
Attn: Cindy Chu

MO Institute of Sports Medicine               621 S. New Ballas                 %
Profit Sharing Plan & Trust                   Suite 101
DTD 5/1/80                                    St. Louis, MO  63141

National Financial Services Corp.             200 Liberty St.                   %
FEBO Customers                                One World Financial Center
                                              New York, NY  10281

LOOMIS SAYLES SMALL CAP VALUE FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

Chase Manhattan Bank Trustee                  770 Broadway                      %
MetLife Defined Contribution                  10th Floor
Group; Attn: Cindy Chu                        New York, NY  10003

First Trust National Association              180 East Fifth St.                %
Trustee for United Healthcare                 P.O. Box 64488
401K Savings Plan                             St. Paul, MN  55164



Fidelity Investments Institutional            100 Magellan Way KWIC             %
FIIOC Agent for Certain Employee              Covington, KY  41015
Benefits Plans

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES WORLDWIDE FUND

The Charles Schwab Corp.                      101 Montgomery St.                %
                                              San Francisco, CA  94104

National Investor Services Corp.              55 Water St.                      %
FBO Customers                                 New York, NY  10041

State Street Bank & Trust Company             235 Arlington Road, Apt. 214      %
Custodian for the IRA of                      Redwood City, CA  94062
Benjamin T. Ream

                               ADMIN CLASS SHARES

                                                                         PERCENTAGE OF
SHAREHOLDER                                         ADDRESS               SHARES HELD
-----------                                         -------               -----------
LOOMIS SAYLES BOND FUND

Smith Barney Corp Trust Co. (Trustee)         Two Tower Center                  %
Smith Barney 401(k) Advisor Group Trust       P.O. Box 1063
dated 1/1/98                                  E. Brunswick, NJ  08816


New York Life Trust Co.                       51 Madison Ave.,                  %
Client Account                                Rm. 117A
                                              New York, NY  10010

LOOMIS SAYLES SMALL CAP VALUE FUND

Merrill Lynch Pierce Fenner & Smith Inc.      4800 Deer Lake Dr. E              %
FBO Customers                                 3rd Floor
                                              Jacksonville, FL  32246

Smith Barney Corp. Trust Co. (Trustee)        Two Tower Center                  %
Smith Barney 401(k) Advisor                   P.O. Box 1063
Group Trust                                   E. Brunswick, NJ  08816

Wilmington Trust Co. (Trustee)                1100 N. Market St.                %
various 401(K) Plans                          Drop Code 2030
                                              Wilmington, DE  19801

Smith Barney Corp. Trust Co. (Trustee)        Two Tower Center                  %
The Copeland Retirement                       P.O. Box 1063
Group Trust dated 4/21/95                     E. Brunswick, NJ  08816

     In the event that sufficient votes in favor of one or more items in the Notice of Special Meeting are not received by [April 28, 2000], the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such item or items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such item or items. They will vote against such adjournment those proxies required to be voted against such item or items and will not vote any proxies that direct them to abstain from voting on such item or items.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

     QUORUM AND METHODS OF TABULATION. Forty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

     The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to Proposal 2, abstentions and broker non-votes have the effect of negative votes on the proposal.